UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2018

ARATANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35952	38-3826477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11400 Tomahawk Creek Parkway, Suite 340, Leawood, KS 66211

(Address of principal executive offices) (Zip Code)

(913) 353-1000

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.02.                                        Termination of a Material Definitive Agreement.

   On December 21, 2018, Aratana Therapeutics, Inc. (the “Company”) repaid in full all outstanding indebtedness and terminated all commitments and obligations under its Loan and Security Agreement, dated as of October 16, 2015 (as amended, the “Loan Agreement”), between the Company, Vet Therapeutics, Inc. (“Vet Therapeutics,” and together with the Company, the “Borrowers”), Pacific Western Bank (“Pacific Western Bank”) as collateral agent and a lender and Oxford Finance LLC (“Oxford” and together with Pacific Western Bank, the “Lenders”).  The Company’s payment to the Lenders under the Loan Agreement was approximately $20.6 million, which satisfies all of the Company’s debt obligations.  The Company did not incur any early termination penalties as a result of the repayment of indebtedness or termination of the Loan Agreement, which provided that both the term loan and revolving line under the Loan Agreement matured as of October 16, 2019.  In connection with the repayment of outstanding indebtedness by the Company, the Borrowers were automatically and permanently released from all security interests, mortgages, liens and encumbrances under the Loan Agreement. The material terms of the Loan Agreement are described in the Company’s Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 2, 2018.

   The foregoing summary of the Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the Loan Agreement, which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on October 16, 2015, and the first and second amendments to the Loan Agreement, which were filed as Exhibit 10.11(B) to the Company’s Annual Report on Form 10-K filed with the SEC on March 14, 2017 and Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 4, 2017, respectively, and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARATANA THERAPEUTICS, INC.

Date: December 28, 2018	By:
/s/ Steven St. Peter
Steven St. Peter

President and Chief Executive Officer